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                                  EXHIBIT 99.2

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

                              LETTER OF TRANSMITTAL
                            TO ACCOMPANY CERTIFICATES
                              FOR COMMON SHARES OF
                                     UNIBANK

                            Citizens Bancshares, Inc.
                                 Exchange Agent
                    Attn: Tracey Reeder, Assistant Secretary
                               66 East Main Street
                             Salineville, Ohio 43945
                        Telephone Number: (330) 679-2328


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NAME AND ADDRESS OF                      UNIBANK SHARE
REGISTERED HOLDER -                      CERTIFICATES ENCLOSED
PLEASE FILL IN IF BLANK                  (PLEASE ATTACH ADDITIONAL LIST IF NECESSARY)
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
                                         CERTIFICATE NUMBERS                      NUMBER OF SHARES
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                                       -----------------------------------------------------------------------------------
                                         TOTAL SHARES
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         The undersigned hereby deposits and surrenders the above-referenced certificates representing common shares of UniBank, par value $10.00 per share
("UniBank Shares"), in exchange for certificates representing common shares of
Citizens Bancshares, Inc. ("Bancshares"), without par value ("Bancshares
Shares") at the rate established in accordance with the terms of the proposed acquisition of UniBank by Bancshares and the merger of UniBank with and into The
Citizens Banking Company (the "Merger"). In the event the proposed acquisition is not consummated, Bancshares will return the certificates to the undersigned at the address set forth above.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the UniBank Shares described above and will, upon request, execute and deliver any additional documents deemed by Bancshares to be necessary or desirable to complete the surrender of such UniBank Shares.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors and assigns of the undersigned.

         Please issue the certificate for the Bancshares Shares to which the undersigned is entitled and a check for the cash, if any, in lieu of any fractional Bancshares Shares, in the name in which the UniBank Shares owned by the undersigned has been recorded on the books of UniBank, and deliver the same by mail to the address of record, unless other instructions as to certificate denominations, identity of the registered holder, or mailing address are indicated below.

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         Under penalty of perjury, the undersigned certifies that the tax identification number or Social Security Number provided below is true, correct and complete.

PLEASE SIGN HERE

x ________________________________________

x ________________________________________
  (Signature(s) of Registered Holder(s))

         Signatures of registered holders must be signed exactly as the names appear on certificates or by persons authorized to become registered holders by certificates and documents transmitted herewith.

Dated:  ________________________, 199_

Telephone Number, including Area Code (___)               _  __________________
Tax Identification or Social Security Number                 __________________

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SIGNATURES GUARANTEED BY:

                    (If required, see General Instruction 3)

x ________________________________________

x ________________________________________


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
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FILL IN ONLY IF                                FILL IN ONLY IF MORE THAN ONE
ISSUANCE OR DELIVERY                           CERTIFICATE IS TO BE ISSUED
IS TO BE MADE OTHER
THAN TO THE NAME AND                           MULTIPLE CERTIFICATES
ADDRESS OF RECORD AS
SHOWN ABOVE                                    (See General Instruction 4C)
                                               ______________________________________________
(Please print or type)
                                                  Denominations                 Number of
                                                                              Certificates
                                               ______________________________________________
SPECIAL ISSUANCE                               100 shares
INSTRUCTIONS                                   ______________________________________________
                                               Other
ISSUE TO:                                      ______________________________________________
Name:
_______________________________________        ______________________________________________
Address:
_______________________________________        ______________________________________________
_______________________________________
_______________________________________        ______________________________________________

Tax ID or Social                               ______________________________________________
Security Number:
_______________________________________        ______________________________________________

                                               ______________________________________________

                                               ______________________________________________
SPECIAL DELIVERY
INSTRUCTIONS                                   ______________________________________________

(See General                                   ______________________________________________
Instruction 4B)
                                               ______________________________________________
MAIL TO:
Name:                                          ______________________________________________
_______________________________________
Address:                                       ______________________________________________
_______________________________________
_______________________________________        ______________________________________________
_______________________________________
                                               ______________________________________________

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                              GENERAL INSTRUCTIONS

                    FOR DEPOSIT AND SURRENDER OF CERTIFICATES
                          REPRESENTING COMMON SHARES OF
                                     UNIBANK

1.       COMPLETION OF LETTER OF TRANSMITTAL AND DEPOSIT AND SURRENDER OF
         CERTIFICATES.

                  The Letter of Transmittal must be properly filled out, executed and mailed or delivered, accompanied by the certificate(s) for UniBank Shares to be deposited and surrendered, to the Assistant Secretary of Bancshares, at the address set forth on the front of the Letter of Transmittal. You may also bring your certificate(s) and the completed Letter of Transmittal to the Special Meeting of UniBank shareholders which will be held on ____________, 1998. No certificate(s) for UniBank Shares may be issued until a properly completed Letter of Transmittal, accompanied by the certificate(s) for UniBank Shares to be deposited and surrendered, has been received by Bancshares.

2.       METHOD OF DELIVERY.

                  The method of delivery of certificate(s) for UniBank Shares to be deposited and surrendered to Bancshares, at the address set forth on the front of the Letter of Transmittal, is at the option and risk of the shareholder. Delivery will be deemed effective only when received by Bancshares at such address. If the certificate(s) are sent by mail, registered mail is suggested.

3.       SIGNATURE AND ENDORSEMENT.

         A. CERTIFICATE(S) IN NEW NAME(S). If any certificate(s) representing Bancshares Shares are to be issued in a name different from that in which the deposited and surrendered certificate(s) are registered, such certificate(s) must be endorsed or accompanied by an appropriate stock power, with the signature guaranteed by a commercial bank or a trust company or by a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., and the signature on the Letter of Transmittal must be accompanied by a certified check in payment of any transfer or other taxes required by reason of such issuance in such different name, or proper evidence that such tax has been paid or is not payable.

         B. CERTIFICATE(S) IN SAME NAME(S). If the certificate(s) representing the Bancshares Shares are to be issued in the name of the registered holder of the certificate(s), such certificate(s) need not be endorsed and the signature on the Letter of Transmittal need not be guaranteed.

         C. PERSONS ACTING IN A FIDUCIARY CAPACITY. Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, attorneys-in-fact, or others acting in a fiduciary capacity must be accompanied by proper evidence of the signers' authority to act.

4. PARTICULAR INSTRUCTIONS CONCERNING ISSUANCE, DELIVERY AND CERTIFICATE DENOMINATIONS.

         A. ISSUANCE INSTRUCTIONS. Indicate in the box labeled "Special Issuance Instructions" the information requested therein with respect to any person to whom any certificate(s) for Bancshares Shares and/or a check payable in lieu of fractional Bancshares Shares to be issued if different from the name and address of the person(s) which is recorded on the books of UniBank.

         B. DELIVERY INSTRUCTIONS. Indicate in the box labeled "Special Delivery Instructions" the name and address of the person(s) to whom any certificate(s) for Bancshares Shares and/or a check payable in lieu of fractional Bancshares Shares are to be sent if different from the name or address of the person(s) which is recorded on the books of UniBank.

         C. MULTIPLE CERTIFICATES. One certificate representing the number of Bancshares Shares to which a shareholder is entitled will be issued for each separate Letter of Transmittal submitted, unless instructions to the

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contrary are given by completion of the box labeled "Multiple Certificates." If multiple certificates are desired, indicate in that box the respective certificate denominations and number of certificates for Bancshares Shares represented thereby.

5.       LOST CERTIFICATES.

                  If any certificates representing UniBank Shares have been lost, stolen or destroyed, please notify Tracey Reeder, (330) 679-2328, for instructions on how to proceed. The Letter of Transmittal and related documents cannot be processed until an affidavit with indemnification, in lieu of a lost, stolen or destroyed certificate has been received.

6.       MISCELLANEOUS.

                  Bancshares will not be under any duty to give notification of defects in the deposit and surrender of any UniBank Shares certificate(s) and it shall not incur any liability for failure to give such notification. Bancshares shall have the absolute right to reject any and all of such deposits which are not in proper form and to waive any irregularities or conditions of such deposits. All questions with respect to the Letter of Transmittal, including, without limitation, questions relating to the timeliness or effectiveness of any election, will be determined by Bancshares, which determination shall be final and binding.

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                                                  PLEASE DO NOT WRITE IN THE SPACE BELOW

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Shares                                             Price of         Certificate       Check          Date
Entitled To        Full           Fraction         Fraction         Number            Number         Mailed         Mail No.
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

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